UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2015

NEPHROGENEX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36303	20-1295171
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Beechleaf Court Suite 900 Raleigh, NC	27604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 986-1780

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Amended and Restated 2007 Equity Incentive Plan, as amended

On April 30, 2015, at the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of NephroGenex, Inc. (the “Company”), the stockholders approved an amendment to the Company’s Amended and Restated 2007 Stock Option Plan, as amended (the “Plan”), to increase the number of shares available for the grant of awards under the Plan by 1,200,000. A description of the Plan is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 2, 2015. The description of the Plan is qualified in its entirety by reference to the full text of the Plan, a copy of which is being filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

(a)                                 The Annual Meeting of the Company was held on April 30, 2015. Of 8,863,614 shares of common stock issued and outstanding and eligible to vote as of the record date of March 25, 2015, a quorum of 8,077,168, or 91.13% of the eligible shares, was present in person or represented by proxy.

(b)                                 The following actions were taken at the Annual Meeting:

1.              The following nominees were reelected to serve on the Company’s board of directors for a three-year term until the Company’s 2018 annual meeting of stockholders and until his successor is duly elected and qualified, based on the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
James Mitchum	6,841,625	45,000	1,190,543
Robert R. Seltzer	6,057,434	829,191	1,190,543

2.              An amendment to the Company’s Amended and Restated 2007 Stock Option Plan, as amended, was approved, based on the following votes:

Votes For	Votes Against	Votes Abstain
6,093,577	788,904	4,144

3.              The selection of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 was ratified, based on the following votes:

Votes For	Votes Against	Votes Abstain
7,992,644	12,992	71,532

Item 9.01                                           Financial Statements and Exhibits

(d)	Exhibits.

10.1	NephroGenex, Inc. Amended and Restated 2007 Equity Incentive Plan, as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEPHROGENEX, INC.

Date: May 1, 2015	/s/ Pierre Legault
Pierre Legault Chief Executive Officer